Exhibit (a)(2)(xv)

SCHEDULE A

SERIES AND CLASSES

As of April 1, 2015

Series	Classes
AQR Diversified Arbitrage Fund	Class I, Class N and Class R6

AQR Emerging Markets Fund	Class Y, Class I and Class N

AQR Global Equity Fund	Class Y, Class I, Class N and Class R6

AQR International Equity Fund	Class Y, Class I, Class N and Class R6

AQR International Small Cap Fund	Class Y, Class I and Class N

AQR Equity Plus Fund	Class I and Class N

AQR Small Cap Core Fund	Class I and Class N

AQR Small Cap Growth Fund	Class I and Class N

AQR Large Cap Momentum Style Fund	Class I, Class N and Class R6

AQR Small Cap Momentum Style Fund	Class I, Class N and Class R6

AQR International Momentum Style Fund	Class I, Class N and Class R6

AQR Managed Futures Strategy Fund	Class I, Class N and Class R6

AQR Risk Parity Fund	Class I, Class N and Class R6

AQR Multi-Strategy Alternative Fund	Class I, Class N and Class R6

AQR TM Large Cap Momentum Style Fund	Class I, Class N and Class R6

AQR TM Small Cap Momentum Style Fund	Class I, Class N and Class R6

AQR TM International Momentum Style Fund	Class I, Class N and Class R6

AQR Large Cap Defensive Style Fund	Class I, Class N and Class R6

AQR International Defensive Style Fund	Class I, Class N and Class R6

AQR Emerging Defensive Style Fund	Class I, Class N and Class R6

AQR Risk-Balanced Commodities Strategy Fund	Class I, Class N and Class R6

AQR Risk-Balanced Commodities Strategy LV Fund	Class I and Class N

AQR Risk Parity II MV Fund	Class Y, Class I, Class N and Class R6

AQR Risk Parity II HV Fund	Class Y, Class I, Class N and Class R6

AQR Large Cap Multi-Style Fund	Class I, Class N and Class R6

AQR Small Cap Multi-Style Fund	Class I, Class N and Class R6

AQR International Multi-Style Fund	Class I, Class N and Class R6

Series	Classes

AQR Global Macro MV Fund	Class N and Class I

AQR Global Macro Fund	Class N, Class I and Class R6

AQR Long-Short Equity Fund	Class N, Class I and Class R6

AQR Managed Futures Strategy HV Fund	Class N, Class I and Class R6

AQR Style Premia Alternative Fund	Class N, Class I and Class R6

AQR Emerging Multi-Style Fund	Class I, Class N and Class R6

AQR Emerging Momentum Style Fund	Class I, Class N and Class R6

AQR Equity Market Neutral Fund	Class N, Class I and Class R6

AQR Style Premia Alternative LV Fund	Class N, Class I and Class R6

AQR TM Large Cap Multi-Style Fund	Class I, Class N and Class R6

AQR TM Small Cap Multi-Style Fund	Class I, Class N and Class R6

AQR TM International Multi-Style Fund	Class I, Class N and Class R6

AQR TM Emerging Multi-Style Fund	Class I, Class N and Class R6

AQR Long-Short Credit Fund	Class N, Class I and Class R6